UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2006

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-32837	75-2749762
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

15305 Dallas Parkway
Suite 1600	75001
Addison, Texas	(Zip code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Deloitte and Touche, L.L.P.
Consolidated Financial Statements of Surgis, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet

EXPLANATORY NOTE
On April 20, 2006, the Company filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the Company’s acquisition of Surgis, Inc. In response to Items 9.01(a) and (b) of the Original 8-K, the Company stated that it would file the required financial information by amendment as permitted by Instructions (a)(4) and (b)(2) of Item 9.01. This amendment is being filed to provide the required financial information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The Company is filing, as exhibit 99.1, the financial statements required under this item with respect to the Company’s acquisition of Surgis, Inc., as discussed in the Original 8-K under Item 2.01.

(b)	Pro Forma Financial Information.

The Company is filing, as exhibit 99.2, the pro forma financial information required under this item with respect to the Company’s acquisition of Surgis, Inc., as discussed in the Original 8-K under Item 2.01.

(c)	Exhibits.
23.1	Consent of Deloitte and Touche, L.L.P.

99.1	Consolidated Financial Statements of Surgis, Inc. as of December 31, 2005 and for the year then ended.

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year then ended, and related notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Mark A. Kopser

Mark A. Kopser
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer and duly
authorized
to sign this report on behalf of the
Registrant)
Date: May 8, 2006

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Deloitte and Touche, L.L.P.

99.1	Consolidated Financial Statements of Surgis, Inc. as of December 31, 2005 and for the year then ended.

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year then ended, and related notes.